                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of November, 1994.


                                        /s/ John T. Hickey
                                        ----------------------------------------
                                        John T. Hickey

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of November, 1994.


                                        /s/ Carl F. Koenemann
                                        ----------------------------------------
                                        Carl F. Koenemann
                                        Executive Vice President and
                                        Chief Financial Officer

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of November, 1994.


                                        /s/ B. Kenneth West
                                        ----------------------------------------
                                        B. Kenneth West

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Donald R. Jones
                                        ----------------------------------------
                                        Donald R. Jones

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Robert W. Galvin
                                        ----------------------------------------
                                        Robert W. Galvin

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ John F. Mitchell
                                        ----------------------------------------
                                        John F. Mitchell

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Wallace C. Doud
                                        ----------------------------------------
                                        Wallace C. Doud

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Christopher B. Galvin
                                        ----------------------------------------
                                        Christopher B. Galvin

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of November, 1994.


                                        /s/ William J. Weisz
                                        ----------------------------------------
                                        William J. Weisz

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Gardiner L. Tucker
                                        ----------------------------------------
                                        Gardiner L. Tucker

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Anne P. Jones
                                        ----------------------------------------
                                        Anne P. Jones

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of November, 1994.


                                        /s/ Thomas J. Murrin
                                        ---------------------------------------
                                        Thomas J. Murrin

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Samuel C. Scott III
                                        ----------------------------------------
                                        Samuel C. Scott III

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Erich Bloch
                                        ----------------------------------------
                                        Erich Bloch

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of November, 1994.


                                        /s/ David R. Clare
                                        ----------------------------------------
                                        David R. Clare

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Walter E. Massey
                                        ----------------------------------------
                                        Walter E. Massey

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and/or director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer and/or director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, to the Registration Statement(s), to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Motorola, Inc. common stock, $3 par value per share, proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of November, 1994.


                                        /s/ Gary L. Tooker
                                        ----------------------------------------
                                        Gary L. Tooker